SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2012

GreenCell, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-167147	27-1439209
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Keuka Business Park Penn Yan, New York	14527
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 694-7134

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 – Corporate Governance and Management

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 10, 2012, our Board of Directors adopted a Stock Option Plan that provides incentive stock options for the purposes of attracting, retaining and motivating key corporate personnel. The plan includes provisions for both qualified and non-qualified options, up to a maximum of fifteen percent of our total issued and outstanding shares of common stock.

As of May 10, 2012, no options have been awarded under the plan.

A copy of the Stock Option Plan in its entirety is attached hereto as Exhibit 10.1.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
10.1	2012 Stock Option Plan of GreenCell, Inc. dated May 10, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GreenCell, Inc.

/s/Dan Valladao

President

Date: May 11, 2012

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